Quarterly Financial Data for the year ended March 31, 2013 (Tables)	12 Months Ended
Mar. 31, 2013
Schedule of Quarterly Financial Information

	Yen in millions
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net sales	¥179,021	¥174,519	¥169,670	¥186,060	¥709,270
Income before income taxes	18,334	18,243	1,259	(24,409)	13,427
Net income (loss) attributable to Nidec Corporation	¥13,282	¥12,917	¥894	¥(19,095)	¥7,998

Net income (loss) attributable to Nidec Corporation per share:
Basic *1 *2	97.99	97.28	6.60	(141.45)	59.37
Diluted *1	91.53	90.74	6.06	(141.45)	55.07

Notes:

*1:	Earnings-per-share amounts for each quarter are computed independently. As a result, their sum may not equal the total year earnings-per-share amounts.
*2:	All potentially dilutive securities are excluded from the calculation in a situation where there is a net loss attributable to Nidec Corporation.